Dated 2024 LOCKBODY THERAPEUTICS LTD AND THE PARTICIPANTS AND CENTESSA PHARMACEUTICALS PLC AND CENTESSA PHARMACEUTICALS (UK) LIMITED DEED OF NOVATION AND AMENDMENT AND RESTATEMENT relating to THE INCENTIVISATION DEED relating to LOCKBODY THERAPEUTICS LTD 18 March

DATED as of the date first written above PARTIES (1) LOCKBODY THERAPEUTICS LTD (formerly known as Ultrahuman Six Limited), a private company limited by shares incorporated in England with company number 10650186 with its registered office at C/O Kreston Reeves LLP, Innovation House, Ramsgate Road, Sandwich, Kent, United Kingdom, CT13 9FF (the “Company”); (2) THE PARTICIPANTS whose names and addresses are set out in columns 1 and 2 of Schedule 1 (together the “Participants”); (3) CENTESSA PHARMACEUTICALS PLC (formerly known as Centessa Pharmaceuticals Limited and United Medicines Biopharma Limited), a private company limited by shares incorporated in England with company number 12973576 and with its registered office at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT (“Centessa TopCo”); and (4) CENTESSA PHARMACEUTICALS (UK) LIMITED (formerly known as Centessa Limited and United Medicines Biopharma (Midco) Limited), a private company limited by shares incorporated in England with company number 13040752 and with its registered office at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT (“CPUK”). INTRODUCTION (A) The Company, the Initial Participants (as defined therein) and Centessa TopCo entered into an incentivisation deed relating to the Company dated 23 January 2021 (the “Original Incentivisation Deed”). (B) Pursuant to a reorganisation of Centessa TopCo’s corporate group, the Company has distributed its trade and assets to CPUK and in connection with such reorganisations, the Company and Centessa TopCo wish to novate certain of their rights and obligations under the Original Incentivisation Deed on the terms set out in this Deed and amend the rights of the Participants to continue to preserve the existing incentivisation arrangements. (C) Pursuant to clause 14 of the Original Incentivisation Deed, all and any of the Original Incentivisation Deed may only be deleted, varied, supplemented, restated or otherwise changed in any way at any time with the prior written consent of the Company, Centessa TopCo and Participants holding at least a majority of the aggregate Pro Rata Entitlements (as defined in the Original Incentivisation Deed) (together the “Requisite Parties”). (D) The Requisite Parties wish to amend and restate the Original Incentivisation Deed in its entirety in the form set out in Schedule 2 to this Deed and to accept the rights created pursuant to such amended and restated incentivisation deed (the “Amended and Restated Incentivisation Deed”) in lieu of the rights granted under the Original Incentivisation Deed. The Participants, Centessa TopCo, and CPUK shall comply with the Amended and Restated Incentivisation Deed, and the Company shall cease to be a party thereto. (E) It is further noted that the portfolio company agreement relating to the Company dated 23 January 2021 is being terminated in its entirety pursuant to a deed of termination entered into on or about the date of this deed and so it has been agreed that the ongoing obligations of the Participants (being the restrictive covenants and the tax covenants / obligations in the same form) shall be preserved in and added to the Amended and Restated Incentivisation Deed.

AGREED TERMS 1. DEFINITIONS AND INTERPRETATION In this deed, unless the context other requires: (a) terms defined in the Original Incentivisation Deed shall have the same meaning in this deed (excluding Schedule 2); and (b) clause 2 of the Original Incentivisation Deed shall be incorporated into this deed (excluding Schedule 2) as if set out in full in this deed and as if references to “this Deed” were references to this deed. 2. NOVATION AND AMENDMENT AND RESTATEMENT OF THE ORIGINAL INCENTIVISATION DEED 2.1 Subject to clause 2.4, with effect from the date of this deed: (a) the Company shall cease to be a party to the Original Incentivisation Deed and each of the other parties to the Original Incentivisation Deed shall release and discharge the Company from further performance of the Original Incentivisation Deed and all liabilities, claims and demands of the Company howsoever arising under the Original Incentivisation Deed, whether in contract, tort or otherwise, which might exist (whether known or known) and each of the other parties to the Original Incentivisation Deed accepts the liability of CPUK under the Original Incentivisation Deed in place of the liability of the Company; (b) CPUK shall assume all of the rights and perform all of the obligations of the Company that exist under the Original Incentivisation Deed and is bound by the terms of the Original Incentivisation Deed in every way as if CPUK had at all times been a party to the Original Incentivisation Deed in place of the Company; (c) each of the Participants and Centessa TopCo shall perform their obligations under the Original Incentivisation Deed and be bound by the terms of the Original Incentivisation Deed in every way as if CPUK had at all times been a party to the Original Incentivisation Deed in place of the Company; (d) each of the Participants, Centessa TopCo and CPUK accepts the rights created pursuant to this deed and the Amended and Restated Incentivisation Deed in lieu of, and to the exclusion of, the rights granted to them under the Original Incentivisation Deed, providing that nothing in this clause shall release any party (other than the Company pursuant to clause 2.1(a)) from liability to any party for any antecedent breach of the Original Incentivisation Deed nor prevent any party from enforcing any rights under the Original Incentivisation Deed in respect of any such antecedent breach; (e) the Amended and Restated Incentivisation Deed amends, restates and replaces the Original Incentivisation Deed in its entirety on the terms set out in this deed and shall take effect between the Participants, Centessa TopCo, and CPUK; and (f) each party to the Original Incentivisation Deed shall stand released and discharged from all obligations arising under or resulting from the Original Incentivisation Deed and none of the parties to the Original Incentivisation Deed shall be entitled to exercise (and each such party waives) any rights to make any claim against any of the others under or in relation to the Original Incentivisation Deed or its amendment, restatement and replacement, providing that nothing in this clause shall release any party (other than the Company pursuant to clause 2.1(a)) from liability to any party for any antecedent breach of the Original Incentivisation Deed nor prevent any party from enforcing any rights under the Original Incentivisation Deed in respect of any such antecedent breach. 2.2 Pursuant to the variation of the Original Incentivisation Deed under this clause, the provisions of this deed and the Amended and Restated Incentivisation Deed are binding on each of the parties thereto in substitution for the terms of the Original Incentivisation Deed and shall be enforceable against them, in accordance with its terms, notwithstanding that one or more of the parties to the Original Incentivisation Deed may not have executed this deed. 2.3 References in the Amended and Restated Incentivisation Deed to: (a) the “Deed”, “hereof”, “hereunder” and expressions of similar import shall be deemed to be references to the Amended and Restated Incentivisation Deed as amended and restated by this deed; and (b) “the date of this Deed” and expressions of similar import shall be references to the date the Original Incentivisation Deed was entered into, being 21 January 2021. 2.4 Subject only to clause 2.1(a), the amendment and restatement of the Original Incentivisation Deed pursuant to this deed shall not affect a party’s accrued rights and obligations pursuant to the Original Incentivisation Deed at the date upon which the amendment and restatement takes effect. 3. GENERAL Clauses 7 (Further Assurance) to 12 (Entire Agreement) and 16 (No Partnership) to 23 (Jurisdiction) of the Original Incentivisation Deed shall apply to this deed (excluding Schedule 2) as they apply to the Original Incentivisation Deed. [Intentionally left blank, the signature pages and the schedules follow.]

This deed has been executed and delivered as a deed on the date shown on the first page. Executed and delivered as a DEED by CENTESSA PHARMACEUTICALS (UK) LIMITED ) ) ) __________________________________ Director In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness _________________________________ __________________________________ __________________________________ __________________________________ Executed and delivered as a DEED by WILLIAM J FINLAY ) ) ) __________________________________ Signature In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness Executed and delivered as a DEED by JAMES COLEMAN ) ) ) __________________________________ Signature In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness _________________________________ __________________________________ __________________________________ __________________________________ DocuSign Envelope ID: 21C2D864-B45A-4C86-B234-12C0F8219E20

This deed has been executed and delivered as a deed on the date shown on the first page. Executed and delivered as a DEED by CENTESSA PHARMACEUTICALS (UK) LIMITED ) ) ) __________________________________ Director In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness _________________________________ __________________________________ __________________________________ __________________________________ Executed and delivered as a DEED by WILLIAM J FINLAY ) ) ) __________________________________ Signature In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness _________________________________ __________________________________ __________________________________ __________________________________ Executed and delivered as a DEED by JAMES COLEMAN ) ) ) _ ________________________________ Signature In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness TW TW

Executed and delivered as a DEED by LOCKBODY THERAPEUTICS LTD ) ) ) _ ________________________________ Director In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness Executed and delivered as a DEED by CENTESSA PHARMACEUTICALS PLC ) ) ) __________________________________ Director In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness _________________________________ __________________________________ __________________________________ __________________________________ TW TW

Executed and delivered as a DEED by LOCKBODY THERAPEUTICS LTD ) ) ) __________________________________ Director In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness _________________________________ __________________________________ __________________________________ __________________________________ Executed and delivered as a DEED by CENTESSA PHARMACEUTICALS PLC ) ) ) __________________________________ Director In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness DocuSign Envelope ID: ABF17073-0984-45CC-9AB9-3EC59AEE8C61

SCHEDULE 1: THE INITIAL PARTICIPANTS

ACTIVE/125230011.3 SCHEDULE 2: AMENDED AND RESTATED INCENTIVISATION DEED Dated as of the date first written above THE INITIAL PARTICIPANTS AND CENTESSA PHARMACEUTICALS (UK) LIMITED AND CENTESSA PHARMACEUTICALS PLC AMENDED AND RESTATED INCENTIVISATION DEED relating to THE LOCKBODY PRODUCTS

TABLE OF CONTENTS

		Page
1.	Definitions	1
2.	Interpretation	7
3.	Success Payments	8
4.	Disqualified Participants	9
5.	New Participants	10
6.	Tax	10
7.	Tax Provisions	11
8.	Key Manager Covenants	12
9.	Further Assurance	14
10.	Confidentiality	14
11.	Costs and expenses	14
12.	Cumulative remedies	14
13.	Waiver	14
14.	Entire agreement	15
15.	Termination	15
16.	Amendments	16
17.	Set Off	16
18.	No partnership	16
19.	Assignment and transfer	16
20.	Rights of third parties	17
21.	Counterparts; No originals	17
22.	Notices	17
23.	Severance	18
24.	Governing law	18
25.	Jurisdiction	18
SCHEDULE 1 : THE INITIAL PARTICIPANTS		19
SCHEDULE 2 : DEED OF ADHERENCE		20
SCHEDULE 3 : APPROVED ACTIVITIES		21

ACTIVE/125230011.3

1 DATE 2024 PARTIES (1) THE INITIAL PARTICIPANTS whose names and addresses are set out in columns 1 and 2 of Schedule 1 (together the “Initial Participants”); (2) CENTESSA PHARMACEUTICALS (UK) LIMITED, a private company limited by shares incorporated in England with company number 13040752 and with its registered office at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT (“Centessa”); and (3) CENTESSA PHARMACEUTICALS PLC (formerly known as Centessa Pharmaceuticals Limited and United Medicines Biopharma Limited), a private company limited by shares incorporated in England with company number 12973576 and with its registered office at 3rd Floor 1 Ashley Road, Altrincham, Cheshire, United Kingdom, WA14 2DT (“Centessa TopCo”). INTRODUCTION The parties have entered into this Deed to incentivise the Participants to reach certain milestones and/or achieve a Partial Sale and/or Exit (each as defined below). AGREED TERMS 1. DEFINITIONS In this Deed, except where a different interpretation is necessary in the context, the words and expressions set out below shall have the following meanings: “Act” means the Companies Act 2006, as amended and/or superseded from time to time; “Acting in Concert” has the meaning given to it in The City Code on Takeovers and Mergers published by the Panel on Takeovers and Mergers (as amended and/or superseded from time to time); “Active Participants” means those Participants who are Employees at the relevant time; “Approved Activity” means, in respect of a Key Manager, those activities: (a) listed in Schedule 3 against their name; or (b) approved in writing by Centessa and the Centessa Representative from time to time; “Asset Sale” means the sale or other disposal (in one transaction or a series of related transactions) by any Centessa TopCo Group Company of all or substantially all of the commercially valuable assets of the Business to any person who is not a Centessa TopCo Group Company. For these purposes a “disposal” may include, without limitation, the grant by any Centessa TopCo Group Company of an exclusive licence in respect of all or substantially all of the commercially valuable assets of the Business, provided that such a licence shall only constitute an “Asset Sale” for the purposes of this Deed if it is an exclusive licence over the whole of the LockBody Platform Technology in all fields of use such that following such grant neither Centessa nor any other Centessa TopCo Group Company retains any right to exploit or commercialise: (a) the LockBody Platform Technology in any field of use; or (b) any LockBody Product. For the avoidance of doubt, any option granted by any Centessa TopCo

2 Group Company to effect an Asset Sale shall only constitute an Asset Sale where that option is subsequently exercised and results in an Asset Sale; “Bad Leaver” means a person who ceases to be an Employee (and does not otherwise continue to be an Employee) as a consequence of: (a) that person’s dismissal as an Employee for Cause; or (b) such person’s resignation as an Employee in circumstances where any Centessa TopCo Group Company would be entitled to dismiss the Employee for Cause; and, for the avoidance of doubt, if a person ceases to be an Employee (and does not otherwise continue to be an Employee) as a consequence of a reason other than as set out in (a) or (b), such person shall not be a Bad Leaver but may still be a Disqualified Participant; “Business” means the business carried on by the Centessa TopCo Group in relation to the LockBody Platform Technology and/or any LockBody Products from time to time; “Business Day” means a day (which is not a Saturday, Sunday or a public or bank holiday in the following location) on which banks generally are open in the City of London (England); “Cause” means the lawful termination of that person’s contract of employment or consultancy without notice or payment in lieu of notice as a consequence of that person’s fraud, gross misconduct or material breach of any of his Restrictive Covenants; “Centessa Representative” means the chief executive officer of Centessa TopCo, being at the date of this Deed Saurabh Saha, or such other person(s) as decided by Centessa and notified to Centessa and the Active Participants in writing; “Centessa TopCo Group Companies” means Centessa TopCo and each Centessa TopCo Subsidiary (for the avoidance of doubt including any Hive Down Company), and “Centessa TopCo Group Company” shall mean any one of them, and the “Centessa TopCo Group” shall be construed accordingly; “Centessa TopCo Subsidiary” means any subsidiary (as defined in section 1159 of the Act) of Centessa TopCo from time to time; “Contingent Consideration” means any contingent consideration payable after completion of the Share Sale, the Asset Sale or the Partial Sale (as applicable) which is contingent on the occurrence of an event, which shall include any earn out, milestone and/or royalty payment but, for the avoidance of doubt, shall not include any escrow amount, holdback amount or other amount which has been delayed or deferred subject only to the absence of a material adverse event or a breach of any warranty; “Controlling Interest” means an interest in shares giving to the holder or holders control within the meaning of section 1124 of the CTA 2010; “CTA 2010” means the Corporation Tax Act 2010; “Deed of Adherence” means the deed of adherence substantially in the form set out in Schedule 2 (or in such other form as approved by Centessa and a Participant Majority);

4 repayment or payment to Centessa in relation thereto unless required in accordance with clause 4.2(b); and (b) where an Exit occurs after a Partial Sale, the whole or any part of any Milestone Payment that has been subtracted from the Partial Sale Payment in respect of such Partial Sale will not be subtracted again from the Exit Payment made in respect of the Exit, and, for the avoidance of doubt, in the event that the Upfront Proceeds include any non-cash consideration which is divisible (including, without limitation, equity securities), such equivalent portion of the Exit Payment shall be settled (at Centessa’s discretion) either: (i) by issuing, assigning or otherwise transferring such portion of the divisible non-cash consideration; or (ii) in cash, with the non-cash consideration being deemed to have a cash value equal to the fair market value of the non-cash consideration or such other value as agreed by the Participants and Centessa, and where such Upfront Proceeds include any non-cash consideration which is not divisible, such equivalent portion of the Exit Payment shall be settled in cash, with the non-cash consideration being deemed to have a cash value equal to the fair market value of the non- cash consideration or such other value as agreed by the Participants and Centessa; “Good Leaver” means any Participant who ceases to be an Employee (and does not otherwise continue to be an Employee) by reason of: (a) death; (b) permanent incapacity; (c) the termination of the Participant’s contract of employment or consultancy by the Employee’s employing entity or the entity that it provides services to other than for Cause; or (d) Centessa determining in its sole discretion that such Participant is a Good Leaver; “Group Companies” means Centessa and each and any of the Subsidiaries from time to time, and “Group Company” shall mean any one of them, and “Group” shall be construed accordingly; “Hive Down Company” means a Partial Sale Hive Down Company or a Share Sale Hive Down Company; “Initial Pro Rata Entitlement” means, with respect to any Participant, such Participant’s pro rata proportion set out against his name in column 4 of the table set out in Schedule 2 hereto; “Intellectual Property” means copyrights, trade and service marks, including the trade marks, trade names, rights in logos and get-up, inventions, confidential information, trade secrets and know-how, registered designs, design rights, patents, utility models, semi-conductor topographies, all rights of whatsoever nature in computer software and data, all rights of privacy and all intangible rights and privileges of a nature similar or allied to any of the foregoing, in every case in any part of the world and whether or not registered; and including all granted registrations and all applications for registration in respect of any of the same; “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003; “Key Employee” means any Employee who is: (a) employed by or provides services to any Centessa TopCo Group Company in respect of the Business at management grade or in a senior capacity; or

5 (b) engaged in the Business and whose contract cannot be terminated by six (6) months’ notice or less or his emoluments and/or commission and/or bonuses are or are likely to be at a rate of £ per annum or more; “Key Managers” means: (a) each of and ; and (b) any other Employee who becomes a party as a “Key Manager” by signing a Deed of Adherence and is named therein as a “Key Manager”, and each, a “Key Manager”; “Listing” means the admission of (or in the case of admission to NASDAQ, the initial public offering of) all or any of the shares in Centessa or the shares of a holding company of Centessa, excluding Centessa TopCo (or securities representing such shares (including without limitation depositary interests, American depositary receipts, American depositary shares and/or other instruments)) to trading on NASDAQ or the Official List of the United Kingdom Listing Authority or the AIM Market operated by the London Stock Exchange Plc or any other recognised investment exchange (as defined in section 285 of the Financial Services and Markets Act 2000); “LockBody Platform Technology” means the molecular design technology (controlled by Centessa or any other Group Company at the date of this Deed and/or improvements thereto) which relates to the generation of a protein-based therapeutic comprising a first binding moiety (which is an antibody or T cell receptor or fragment thereof) and a second moiety (which is an antibody or T cell receptor or fragment thereof) and a peptide linker between the first moiety and the second moiety, wherein the peptide linker comprises an amino acid sequence derived from the human immunoglobulin hinge region and the binding of the second moiety is restricted until activated by proteolytic cleavage of the peptide linker; “LockBody Platform Technology Licence” means any exclusive licence in one or more fields of use granted by any Centessa TopCo Group Company in respect of patents and/or know- how owned by any Centessa TopCo Group Company covering or relating to the LockBody Platform Technology. For the avoidance of doubt, a LockBody Platform Technology Licence shall not include any licence granted in respect of any LockBody Product; “LockBody Product” means any product under development by or developed by any Centessa TopCo Group Company, such product being a protein-based therapeutic comprising a first binding moiety (which is an antibody or T cell receptor or fragment thereof) and a second moiety (which is an antibody or T cell receptor or fragment thereof) and a peptide linker between the first moiety and the second moiety, wherein the peptide linker comprises an amino acid sequence derived from the human immunoglobulin hinge region and the binding of the second moiety is restricted until activated by proteolytic cleavage of the peptide linker; “Major Market Countries” means , and “Major Market Country” means any of them; “Marketing Approval” means, with respect to a Designated Asset which is a LockBody Product, in a particular country or jurisdiction, all approvals, licences, permits, certifications, registrations or authorisations necessary for the sale or supply of such Designated Asset in such country or jurisdiction for human use outside of clinical trials, but excluding pricing or reimbursement approvals; “Milestone” means Marketing Approval of a Designated Asset which is a LockBody Product in any Major Market Country and, for the avoidance of doubt, the Milestone can only be achieved once by any single Designated Asset which is a LockBody Product, but can be achieved up to

7 will not be subtracted again from the Partial Sale Payment made in respect of this Partial Sale, and, for the avoidance of doubt, in the event that the Upfront Proceeds includes any non-cash consideration which is divisible (including, without limitation, equity securities), such equivalent portion of the Partial Sale Payment shall be settled (at Centessa’s discretion) either: (i) by issuing, assigning or otherwise transferring such portion of the divisible non-cash consideration; or (ii) in cash, with the non-cash consideration being deemed to have a cash value equal to the fair market value of the non-cash consideration or such other value as agreed by the Participants and Centessa, and where such Upfront Proceeds includes any non-cash consideration which is not divisible, such equivalent portion of the Partial Sale Payment shall be settled in cash, with the non-cash consideration being deemed to have a cash value equal to the fair market value of the non- cash consideration or such other value as agreed by the Participants and Centessa; “Participant Majority” means: (i) where there are no Active Participants, at least fifty-six per cent. (56%) of the aggregate Pro Rata Entitlements held by all Participants for the time being; (ii) where there is one Active Participant, that Active Participant; (iii) where there are two Active Participants, at least fifty-six per cent. (56%) of the aggregate Pro Rata Entitlements held by them for the time being; and (iv) where there are more than two Active Participants, at least fifty per cent. (50%) of the aggregate Pro Rata Entitlements held by them for the time being; “Participants” means each of: (a) the Initial Participants; and (b) the New Participants, but excluding any Disqualified Participants; “Period” means the period of two years immediately preceding the Termination Date; “Personal Representative” shall mean the legal personal representative(s) of a Participant (being either the executors of the will or the duly appointed administrator(s) of the estate) who has provided to Centessa evidence of their appointment as such; “Pro Rata Entitlement” means, with respect to any Participant, such Participant’s pro rata proportion of any Success Payment, which as at the date of this Deed shall be the Initial Pro Rata Entitlement, as amended and/or superseded in accordance with the terms of this Deed; “Restrictive Covenants” means any obligations of a Participant in respect of confidentiality, intellectual property, non-solicitation, non-dealing, non-poaching and/or non-competition given in favour of any Centessa TopCo Group Company pursuant to clause 8 (Key Manager Covenants) or in his/her employment or consultancy agreement with any Centessa TopCo Group Company, any settlement agreement or other agreement to which he/she is a party with Centessa and/or any Centessa TopCo Group Company; “Share Sale” means the sale of shares of a Share Sale Hive Down Company (in one transaction or as a series of transactions), which results in a third party purchaser of the Share Sale Hive Down Company and persons Acting in Concert with him together acquiring a Controlling Interest in the Share Sale Hive Down Company. For the avoidance of doubt, any option granted by any Centessa TopCo Group Company to effect a Share Sale shall only constitute a Share Sale where that option is subsequently exercised and results in a Share Sale;

8 “Share Sale Hive Down Company” means any Group Company or other Centessa TopCo Subsidiary which has been transferred the both Designated Assets or all or substantially all of the commercially valuable assets of the Business in connection with a hive down transaction that is effected in anticipation of the sale or listing of the shares of such company (or any Group Company or other Centessa TopCo Subsidiary whose only asset is the shares of a company holding both Designated Assets or all or substantially all of the commercially valuable assets of the Business). For the avoidance of doubt, in no circumstances shall Centessa TopCo be a Share Sale Hive Down Company; “Shares” means the entire issued share capital of the Share Sale Hive Down Company which is the subject of a Share Sale; “SSCBA” means the Social Security Contributions and Benefits Act 1992; “Subsidiary” means any subsidiary (as defined in section 1159 of the Act) of Centessa from time to time; “Success Payments” means any Milestone Payment(s), any Partial Sale Payment(s) and/or the Exit Payment (as applicable); “Tax” means all forms of taxation, duties, rates, levies, contributions, withholdings, deductions, liabilities to account, charges and imposts whether imposed in the United Kingdom or elsewhere in the world; “Taxing Authority” means HMRC and any other governmental, state, federal, provincial, local governmental or municipal authority, body or official whether of the United Kingdom or elsewhere in the world; “Termination Date” means the date upon which the Key Manager concerned ceases to be an Employee (and does not otherwise continue as an Employee); “Unallocated Pro Rata Entitlement” means 100% less the aggregate of the Pro Rata Entitlements that have been and remain allocated to Participants. For the avoidance of doubt, no Participant shall be entitled to any portion of a Success Payment that relates to the Unallocated Pro Rata Entitlement; and “Upfront Proceeds” means: (a) in the case of a Share Sale, the consideration received by the holders of the Shares participating in the Share Sale and/or their designees or assignees (excluding any Contingent Consideration and, for the avoidance of doubt, including any amount paid to satisfy any outstanding debt owed by any Share Sale Hive Down Company to any other Centessa TopCo Group Company) whether in cash or otherwise pursuant to the terms of the Share Sale; (b) in the case of an Asset Sale, the consideration received by the relevant member(s) of the Centessa TopCo Group and/or its designee(s) or assignee(s) (excluding any Contingent Consideration) whether in cash or otherwise for the assets which are the subject matter of the Asset Sale; and (c) in the case of a Partial Sale, the consideration received by the relevant member(s) of the Centessa TopCo Group and/or its designee(s) or assignee(s) (excluding any Contingent Consideration) whether in cash or otherwise for the Designated Asset or

9 for the shares in the Partial Sale Hive Down Company which is the subject matter of the Partial Sale, in each case less any fees, costs and expenses payable in respect of the Share Sale, Asset Sale or Partial Sale (as applicable). For the avoidance of doubt, the Upfront Proceeds: (i) shall include any amount received in connection with the grant of an option by the relevant Centessa TopCo Group Company where that option is subsequently exercised and results in a Share Sale, Asset Sale or Partial Sale, provided that where any amounts received are required to be used to fund research or development projects pursuant to the terms of the option or otherwise such amounts shall be disregarded and shall not count as Upfront Proceeds; and (ii) may be distributed on more than one occasion for the release of any escrow amount or holdback amount or other amount which has been delayed or deferred subject only to the absence of a material adverse event or a breach of warranties, and the Exit Payment (in the case of a Share Sale or an Asset Sale) or the Partial Sale Payment (in the case of a Partial Sale) shall be paid to the Participants on such Upfront Proceeds in accordance with the terms of this Deed and as and when such portion of the Upfront Proceeds is received by the holders of the Shares participating in the Share Sale and/or their designees or assignees (in the case of a Share Sale) or by the relevant member(s) of the Centessa TopCo Group and/or its designee(s) or assignee(s) (in the case of an Asset Sale or a Partial Sale). 2. INTERPRETATION 2.1 The clause and paragraph headings and the table of contents used in this Deed are inserted for ease of reference only and shall not affect construction. 2.2 Words and expressions which are defined in the Act shall have the meanings attributed to them therein when used in this Deed unless otherwise defined or the context otherwise requires. 2.3 References to a “clause” or “Schedule” is, unless the context specifically requires otherwise, to the corresponding clause of or Schedule or appendix to this Deed, and reference to a “paragraph” is, unless the context specifically requires otherwise, a reference to the corresponding paragraph of the provision in which that reference occurs. 2.4 References to persons shall include any natural person, individual, company, bodies corporate, unincorporated association, firm, corporation, partnership, trust, joint venture or consortium, government, state or agency of a state, and any undertaking, in each case whether or not having separate legal personality and irrespective of the jurisdiction in or under the laws of which it was incorporated or exists. 2.5 Reference to a “party” or “parties” is to a party or parties of this Deed and shall include any person that has signed a Deed of Adherence. 2.6 References to “writing” and “written” include any non-transitory form of visible reproduction of words. 2.7 References to those of the parties that are individuals include their respective legal Personal Representatives and any person or entity to whom the rights of this Deed have been assigned under clause 19 (Assignment and Transfer).

10 2.8 References to the word “include” or “including” (or any similar term) are not to be construed as implying any limitation and general words introduced by the word “other” (or any similar term) shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things. 2.9 Except where the context specifically requires otherwise, words importing one gender shall be treated as importing any gender, words importing individuals shall be treated as importing corporations and vice versa and words importing the singular shall be treated as importing the plural and vice versa. 2.10 In this Deed, the term “consultant” includes: (a) a person engaged directly by any Centessa TopCo Group Company to provide services to any of them; and (b) a person (an “Indirect Consultant”) employed or engaged by a third party (a “Service Company”) to work in, including but not limited to, the provision of services on behalf of such Service Company to any Centessa TopCo Group Company, where that Service Company is engaged by any Centessa TopCo Group Company to provide such services, and the term “consultancy services” shall include services provided by a consultant directly and/or as an Indirect Consultant. 2.11 Where any sum, amount or liability denominated in one currency as at a particular date is to be translated into another currency on such date for the purposes of interpreting or giving effect to this Deed, the prevailing foreign currency spot exchange rate published in the Financial Times, London edition, as at that date (or, if not published on such date, the nearest preceding Business Day) shall apply (or such other exchange rate as Centessa and the Participants may agree in writing). 3. SUCCESS PAYMENTS 3.1 In the event a Milestone for a Designated Asset is achieved by any Centessa TopCo Group Company prior to an Exit or a Partial Sale in respect of such Designated Asset and prior to the termination of this Deed, Centessa shall (and, subject to clause 3.7, Centessa TopCo shall procure (including by way of procuring that Centessa has sufficient funds) that Centessa shall) pay an amount in cash equal to the relevant Milestone Payment to the Participants at the time the Milestone is achieved in accordance with their Pro Rata Entitlements (subject to clause 4.2). 3.2 In the event of an Exit occurring: (a) prior to Milestones for two Designated Assets being achieved by any Centessa TopCo Group Company; or (b) in circumstances where Milestones for Designated Assets are achieved, within of the date on which the of those Milestones is achieved by any Centessa TopCo Group Company, and in each case prior to the termination of this Deed, Centessa shall (and, subject to clause 3.7, Centessa TopCo shall procure (including by way of procuring that Centessa has sufficient funds) that Centessa shall) pay an amount in cash equal to the Exit Payment to the Participants in accordance with their Pro Rata Entitlements.

11 3.3 In the event of a Partial Sale occurring: (a) in the case of a Designated Asset which is a LockBody Product: (i) prior to the Milestone for the Designated Asset subject to the Partial Sale being achieved by any Centessa TopCo Group Company; or (ii) within of the date on which the Milestone for the Designated Asset subject to the Partial Sale being achieved by any Centessa TopCo Group Company; or (b) in the case of a Designated Asset which is the LockBody Platform Technology, at any time prior to the termination of this Deed, Centessa shall (and, subject to clause 3.7, Centessa TopCo shall procure (including by way of procuring that Centessa has sufficient funds) that Centessa shall) pay an amount in cash equal to the Partial Sale Payment to the Participants in accordance with their Pro Rata Entitlements. 3.4 Each of the Success Payments shall be paid by Centessa to the Participants by electronic transfer in immediately available funds without any set-off, restriction or condition and without any deduction or withholding (save only as may be required by applicable law or pursuant to clause 6 (Tax) or clause 15 (Set Off)) to the designated bank account notified in writing to Centessa by such Participant: (a) in the case of a Milestone Payment, as soon as reasonably practicable following the date on which the Milestone is achieved, at the latest, however, within twenty (20) Business Days thereafter; and (b) in the case of the Exit Payment or Partial Sale Payment, no later than one Business Day following the date on which the relevant payment is received by: (i) the relevant member(s) of the Centessa TopCo Group and/or its designee(s) or assignee(s) (in the case of an Asset Sale or a Partial Sale); and (ii) the (relevant) holders of the shares and/or their designees or assignees (in the case of a Share Sale), provided that any such amount relating to the grant of an option in respect of an Exit or Partial Sale shall only become payable if and when such option is exercised and the Exit Payment or Partial Sale Payment becomes payable in accordance with this clause 3.4(b) in respect of the resulting Exit or Partial Sale. 3.5 Centessa undertakes to provide, and Centessa TopCo undertakes to procure that Centessa provides, the Participants with such information in relation to an Exit and/or Partial Sale prior to entering into any such Exit and/or Partial Sale (including, without limitation, information required to calculate any Exit Payment and/or Partial Sale Payment due to the Participant) as they reasonably require to enforce their rights hereunder. 3.6 In the event that the board of Centessa, or the board of the relevant company, has determined to pursue a Listing or listing of a Hive Down Company, Centessa and Centessa TopCo shall (following reasonable and good faith consultation with the Active Participants at such time) consider and determine (in their absolute discretion) whether any amendments to this Deed are necessary or desirable to accelerate and/or otherwise restructure any portion of the Success Payments to ensure that the Active Participants are appropriately incentivised following the

12 Listing or listing of the Hive Down Company. Any amendments to this Deed applying to the Active Participants will require the prior written agreement of Centessa and the Active Participants before they are implemented. For clarity, any such amendments to this Deed to be made in accordance with this clause 3.6 shall not apply to any Participant who is not an Active Participant at the time they become effective (unless otherwise agreed by the Active Participants, Centessa and the relevant Participant who is not an Active Participant). 3.7 On the occurrence of a Listing, Centessa TopCo shall be under no further obligation to procure that Centessa pays the Participants any Success Payment. For the avoidance of doubt, neither the occurrence of a Listing nor the operation of this clause 3.7 shall affect Centessa’s obligations in respect of any Success Payment(s). 4. DISQUALIFIED PARTICIPANTS 4.1 In the event that a Participant becomes a Disqualified Participant, the Disqualified Participant shall: (a) no longer be entitled to any portion of any Success Payment and his Pro Rata Entitlement shall be zero per cent. (0%); and (b) cease to be a party to this Deed, and, for the avoidance of doubt, in such case the Pro Rata Entitlement of the remaining Participants shall remain the same. 4.2 A Disqualified Participant shall: (a) subject to clause 4.2(b), be under no obligation to repay to Centessa, any other Participant or any other third party any Success Payments received prior to the Disqualification Date; (b) repay to Centessa forthwith any Success Payments received after the Disqualification Date (for the avoidance of doubt, no Participant shall be entitled to any amount of any Success Payment repaid to Centessa); and (c) no longer be entitled to any portion of any Success Payment, regardless of whether any Success Payment was payable (but not yet paid) as at the Disqualification Date. 4.3 A Disqualified Participant shall have no claim against any Centessa TopCo Group Company in respect of his termination of his contract of employment or consultancy in relation to any provision of this Deed which has the effect of requiring the Disqualified Participant to lose their Pro Rata Entitlement of any Success Payment. 5. NEW PARTICIPANTS 5.1 Following consultation with the Active Participants, Centessa shall have absolute discretion to allocate the Unallocated Pro Rata Entitlement to any Participant or New Participant and admit any such New Participant to this Deed by such person signing a Deed of Adherence which shall set out such New Participant’s Pro Rata Entitlement. In such case the Pro Rata Entitlements of the existing Participants shall remain unchanged. 5.2 In addition to the right to admit New Participants in clause 5.1, Centessa may admit New Participants where there is insufficient Unallocated Pro Rata Entitlement (provided it has the consent of the Participants (save that no Participant shall unreasonably withhold, delay and/or

13 condition their consent if Participants amounting to a Participant Majority have provided their consent)) by such person signing a Deed of Adherence which shall set out such New Participant’s Pro Rata Entitlement. In such case the Pro Rata Entitlements of the existing Participants shall decrease by such amount pro rata to their respective Pro Rata Entitlement so as to allocate the required Pro Rata Entitlement to the New Participant unless the Participants (with the consent of Centessa, which shall not be unreasonably withheld or delayed) unanimously determine otherwise. 5.3 A New Participant who has entered into a Deed of Adherence pursuant to this Deed shall have the benefit of and be subject to the burden of all the provisions to this Deed as if he were a Participant, and this Deed shall be interpreted accordingly. Nothing in this clause 5 shall be construed as requiring any New Participant to perform again any obligation or discharge again any liability already performed or discharged or entitle any New Participant to receive again any benefit already enjoyed by the Participants prior to the New Participant becoming a party to this Deed; and nothing herein shall be construed or interpreted to result in any Participant being obliged to make any compensation payments to the New Participant with respect to any Success Payment that has been paid to a Participant (including a Disqualified Participant) or has become payable as a result of the achievement of a Milestone or the occurrence of a Partial Sale or Exit prior to the date of the relevant Deed of Adherence. 6. TAX To the extent applicable, each Centessa TopCo Group Company shall be entitled to deduct: (a) any income tax due under PAYE and/or any employee national insurance contributions or any equivalent tax in the relevant jurisdiction; and (b) any other deduction or withholding required by any law or regulation applicable to any Participant (and all and any other deductions required by law) with respect to any Success Payment paid to such Participant pursuant to this Deed. 7. TAX PROVISIONS 7.1 Each of the parties to this Deed who is an individual: (a) if such party is or becomes an employee or director of a Centessa TopCo Group Company, warrants and undertakes that, to the extent applicable, he has entered or will enter within the relevant period therefor into a valid joint election under section 431(1) of ITEPA, signed by the individual in question in respect of any shares in a Centessa TopCo Group Company acquired before, on or after the date of this Deed; (b) if such party is or becomes an employee or director of a Centessa TopCo Group Company, undertakes to inform Centessa whenever a reportable event occurs in relation to their shares in a Centessa TopCo Group Company and that they will provide Centessa with the information required, to the extent that Centessa does not have such information; (c) acknowledges that any shares in a Centessa TopCo Group Company or other employment-related securities acquired before, on or after the date of this Deed are received by him gross of Tax; and (d) subject to clause 7.3, agrees that any Tax arising in relation to any shares in a Centessa TopCo Group Company or other employment-related securities acquired by him before, on or after the date of this Deed however and whenever arising, shall be his sole responsibility.

14 7.2 Each of the parties to this Deed who is an individual undertakes to: (a) fully and effectually indemnify Centessa, subject to clause 7.3, against any liability of a Centessa TopCo Group Company to account to HMRC or any other Taxing Authority for any amounts of, or representing, income Tax or National Insurance contributions (including employer’s Secondary Class I National Insurance contributions to the extent permitted by law from time to time) which may arise as a result of the operation of Part 7 of ITEPA in relation to any shares in a Centessa TopCo Group Company or other employment-related securities acquired by, held by or disposed of by him or any other person associated with him (within the meaning of section 421C of ITEPA); and (b) join with the relevant Centessa TopCo Group Company in making an election, in such terms and such form as Centessa may require, subject to such approval by HMRC as may from time to time be required by law, for the transfer to him of the whole of any liability of a Centessa TopCo Group Company to employer’s Secondary Class I National Insurance contributions payable in respect of any of his relevant employment income (as defined in the SSCBA). 7.3 The provisions of clauses 7.1 and 7.2 will not have effect in relation to Secondary Class 1 National Insurance contributions on any occasion if to do so would contravene the provisions of the SSCBA or of any regulations made under that Act. 7.4 Each of the parties to this agreement who is an individual: (a) if such party is or becomes an employee or director of Centessa, warrants and undertakes that, to the extent applicable, he has entered or will enter within the relevant period therefor into a valid joint election under section 431(1) of ITEPA, signed by the individual in question and Centessa in respect of any shares in Centessa acquired before, on or after the date of this agreement; (b) if such party is or becomes an employee or director of Centessa, undertakes to inform Centessa whenever a reportable event occurs in relation to their shares in Centessa and that they will provide Centessa with the information required, to the extent that Centessa does not have such information; (c) acknowledges that any shares in Centessa or other employment-related securities acquired before, on or after the date of this Deed are received by him gross of Tax; and (d) subject to clause 7.6, agrees that any Tax arising in relation to any shares in Centessa or other employment-related securities acquired by him before, on or after the date of this agreement however and whenever arising, shall be his sole responsibility. 7.5 Each of the parties to this agreement who is an individual undertakes to: (a) fully and effectually indemnify Centessa, subject to clause 7.6, against any liability of Centessa to account to HMRC or any other Taxing Authority for any amounts of, or representing, income Tax or National Insurance contributions (including employer’s secondary Class 1 contributions to the extent permitted by law from time to time) which may arise as a result of the operation of Part 7 of ITEPA in relation to any shares in Centessa or other employment-related securities acquired by, held by or disposed of by him or any other person associated with him (within the meaning of section 421C of ITEPA); and

15 (b) join with Centessa in making an election, in such terms and such form as Centessa may require, subject to such approval by HMRC as may from time to time be required by law, for the transfer to him of the whole of any liability of Centessa to employer’s Secondary Class I National Insurance contributions payable in respect of any of his relevant employment income (as defined in the SSCBA). 7.6 The provisions of clauses 7.4 and 7.5 will not have effect in relation to Secondary Class 1 National Insurance contributions on any occasion if to do so would contravene the provisions of the SSCBA or of any regulations made under that Act. 8. KEY MANAGER COVENANTS Restrictive covenants 8.1 For the purpose of assuring to Centessa the value of the Business and the full benefit of the goodwill of the Business, each Key Manager hereby undertakes and covenants with Centessa that (save for any interest in the shares or other securities of a company, whether or not traded on a securities market, so long as such interest does not extend to more than 3 per cent. of the issued share capital of the company or the class of securities concerned or save with the written consent of the Centessa Representative) he shall not: (a) while he is a director or employee of, or a consultant to, the Centessa TopCo Group carry on or be concerned, engaged or interested directly or indirectly (in any capacity whatsoever) in any trade or business competing with the Business as carried on at the time; or (b) during the period of months commencing on the Termination Date: (i) within the United Kingdom, European Union or the United States of America carry on or be concerned, engaged or interested directly or indirectly in any capacity whatsoever in any trade or business competing with the Business; (ii) either on his own behalf or in any other capacity whatsoever directly or indirectly do or say anything which is likely to lead to any person ceasing to do business with the Business on substantially the same terms as previously (or at all); (iii) either on his own behalf or in any other capacity whatsoever directly or indirectly endeavour to entice away from the Centessa TopCo Group or solicit any person, firm or company who was a client, customer, supplier, agent or distributor of the Business during the Period with whom he shall have been engaged or involved by virtue of his duties during the Period; (iv) either on his own behalf or in any other capacity whatsoever in connection with any trade or business competing with the Business in which he shall have been engaged or involved at any time during the Period directly or indirectly have any dealings with any person, firm or company who was a client, customer, supplier, agent or distributor of the Business during the Period with whom he shall have been engaged or involved by virtue of his duties during the Period; or (v) either on his own behalf or in any other capacity whatsoever directly or indirectly employ, engage or induce, or seek to induce, to leave the service of

16 the Centessa TopCo Group any person who is or was a Key Employee with whom he shall have had dealings during the Period whether or not such person would commit any breach of his contract of employment by reason of so leaving the service of the Centessa TopCo Group or otherwise; or (c) at any time after the Termination Date represent himself as being in any way currently connected with or interested in the business of the Centessa TopCo Group (other than as a shareholder, director, employee or consultant if that be the case). 8.2 Each of the restrictions contained in each paragraph of clause 8.1 is separate and distinct and is to be construed separately from the other such restrictions. Each of the Key Managers hereby acknowledges that: (a) he considers such restrictions to be reasonable both individually and in the aggregate and that the duration, extent and application of each of such restrictions are no greater than is necessary for the protection of the goodwill of the Business; (b) the consideration received by the Key Manager under the contribution agreement entered into with Centessa TopCo on 23 January 2021 took into account and adequately compensates him for any restriction or restraint imposed by clause 8.1; and (c) he has obtained or had the opportunity to obtain independent legal advice in relation to the terms of clause 8.1, however, if any such restriction shall be found to be void or unenforceable but would be valid or enforceable if some part or parts thereof were deleted or the period or area of application reduced, each of the Key Managers hereby agrees that such restriction shall apply with such modification as may be necessary to make it valid. Intellectual property 8.3 Any discovery, invention, secret process or improvement in procedure made or discovered by any Key Manager while in the service of any Centessa TopCo Group Company in connection with or in any way affecting or relating to the Business or capable of being used or adapted for use in or in connection with the Business (but excluding any discovery, invention, secret process or improvement in procedure made or discovered by any Key Manager pursuant to or in connection with an Approved Activity) shall as soon as reasonably practicable be disclosed to the Centessa TopCo Group and shall belong to and be the absolute property of the Centessa TopCo Group or any other company nominated for this purpose. For the avoidance of doubt, this Deed shall not operate as a transfer instrument and any transfer of Intellectual Property rights shall be effected under a separate agreement. 8.4 Each of the Key Managers (whether before or after his ceasing to be an Employee) shall at the expense of the Centessa TopCo Group or its nominee apply or join in applying for patent or other similar protection in the United Kingdom, the Republic of Ireland or any other part of the world for any such discovery, invention, process or improvement as referred to in clause 8.3 and shall execute all instruments and do all things necessary for vesting those letters patent or other similar protection when obtained and all right and title to and interest in them in the Centessa TopCo Group (or its nominee) absolutely and as sole beneficial owner. 8.5 None of the restrictions in this clause 8 shall prevent any Key Manager from undertaking any Approved Activity.

17 9. FURTHER ASSURANCE The parties shall at their own cost use all reasonable endeavours from time to time, on being required to do so by any other party, to do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the other party for giving full effect to this Deed and securing to the other parties the full benefit of the rights, powers, privileges and remedies conferred upon any party in this Deed. 10. CONFIDENTIALITY 10.1 The parties shall (and shall procure, where relevant, that each other member of its group and their respective officers, employees, agents and advisers shall) preserve the confidentiality of the existence, the terms of this Deed and any information with respect to a Partial Sale or Exit provided to the Participants in accordance clause 3.5, and, subject to clause 10.2, not directly or indirectly reveal or disclose such information. 10.2 Notwithstanding any other provision in this Deed, the parties may disclose the existence and the terms and conditions of this Deed if and to the extent: (a) required by applicable law or for the purpose of any judicial or arbitral proceedings; (b) required by any securities exchange on which such party’s securities are listed or traded; (c) required by any regulatory or governmental or other authority with relevant powers to which such party is subject or submits (whether or not the requirement has the force of law); (d) required by its professional advisers (including auditors), officers, employees, consultants, sub-contractors or agents to provide their services (and subject always to similar duties of confidentiality) and any member of its group and their respective officers, employees, agents and advisers; (e) Centessa has given its prior written consent to the disclosure; (f) it is necessary to obtain any relevant tax clearances from or otherwise to disclose to comply with any legislation, regulations, concessions, guidance or practice of any appropriate tax authority; or (g) such information becomes publicly available (other than through a breach of this clause 10 (Confidentiality)). 11. COSTS AND EXPENSES The parties shall bear their own costs and disbursements incurred in the negotiations leading up to and in the preparation of this Deed and of matters incidental to this Deed. 12. CUMULATIVE REMEDIES The rights, powers, privileges and remedies conferred upon the parties in this Deed are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law.

18 13. WAIVER The express or implied waiver by any party to this Deed of any of its rights or remedies arising under this Deed or by law shall not constitute a continuing waiver of the right or remedy waived or a waiver of any other right or remedy. 14. ENTIRE AGREEMENT 14.1 This Deed and the documents referred to or incorporated in it constitute the entire agreement between the parties relating to the subject matter of this Deed and supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this Deed. 14.2 Each of the parties acknowledges and agrees that it has not entered into this Deed in reliance on any statement or representation of any person (whether a party to this Deed or not) other than as expressly incorporated in this Deed and the documents referred to or incorporated in this Deed. 14.3 Without limiting the generality of the foregoing, each of the parties irrevocably and unconditionally waives any right or remedy it may have to claim damages and/or to rescind this Deed by reason of any misrepresentation (other than a fraudulent misrepresentation) having been made to it by any person (whether party to this Deed or not) and upon which it has relied in entering into this Deed (other than as expressly incorporated in this Deed and the documents referred to or incorporated in this Deed). 14.4 Each of the parties acknowledges and agrees that damages alone may not be an adequate remedy for the breach of any of the undertakings or obligations as set out in this Deed. Accordingly, without prejudice to any other rights and remedies the parties may have, the parties shall be entitled to seek the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the terms of this Deed. 14.5 Nothing contained in this Deed or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud. 15. TERMINATION 15.1 Subject to clause 15.2, this Deed shall terminate and be of no further force or effect upon the earlier of: (a) in the event that a Milestone has been achieved for two Designated Assets that are LockBody Products, three (3) years after the date on which the second of those Milestones is achieved; (b) in the event that there are two Partial Sales, immediately after the second Partial Sale to occur (irrespective of whether a Partial Sale Payment has been made in respect of either Partial Sale); (c) in the event that a Milestone has been achieved for a Designated Asset (but not a Partial Sale in respect of such Designated Asset) (“Asset A”) and a Partial Sale has occurred in respect of another Designated Asset or a Hive Down Company which has been transferred another Designated Asset (irrespective of whether a Milestone has previously been achieved for such Designated Asset) (“Asset B”) (irrespective of the

19 order in which the Partial Sale for Asset B or the Milestone for Asset A occur), the latter of: (i) the date falling three (3) years after the Milestone having been achieved for Asset A; and (ii) the date of the Partial Sale of Asset B or of the Partial Sale Hive Down Company which has been transferred Asset B; (d) immediately after an Exit; and (e) 31 December 2035, save that nothing in this clause 15 (Termination) shall release: (i) any party from liability for breaches of this Deed which occurred prior to its termination; (ii) Centessa’s obligation to pay any Success Payments to the Participants that have become payable (i.e. achievement of respective Milestones or the occurrence of a Partial Sale and/or Exit, as applicable) prior to the date of termination of this Deed; and/or (iii) Centessa TopCo’s obligation (if any) to procure (including by way of procuring that Centessa has sufficient funds) that Centessa shall pay any Success Payments to the Participants that have become payable (i.e. achievement of respective Milestones or the occurrence of a Partial Sale and/or Exit, as applicable) prior to the date of termination of this Deed. 15.2 On termination of this Deed, clauses 7 (Tax Provisions), 8 (Key Manager Covenants) and 10 (Confidentiality) shall survive and continue in full force and effect but all other rights and obligations of the parties shall cease immediately. Termination shall not affect the parties’ accrued rights and obligations as at such termination, in particular as set out in clause 15.1 above. 16. AMENDMENTS 16.1 Subject to clauses 3.6 and 16.2, all and any of the provisions of this Deed may only be deleted, varied, supplemented, restated or otherwise changed in any way at any time with the prior written consent of Centessa and Participants holding at least a majority of the aggregate Pro Rata Entitlements, in which event such change shall be binding against all the parties hereto provided that if such change would impose any new obligations on any Participant(s) that is not imposed on all other Participants or increase any existing obligation of any Participant(s) that is not increased for all other Participants, the consent of the affected Participant(s) to such amendment shall be specifically required. 16.2 The Pro Rata Entitlements of the Participants may only be amended with the consent in writing of all of the Participants (and Centessa, which shall not be unreasonably withheld or delayed) or as otherwise provided for in accordance with clauses 3.6, 4 (Disqualified Participants) or 5.2. 17. SET OFF Centessa may at any time set off any actual liability of any Participant to Centessa (as applicable) against any actual liability of Centessa to the Participant, whether either liability is

20 present or future, liquidated or unliquidated, and whether or not either liability arises under this Deed. If the liabilities to be set off are expressed in different currencies, Centessa may convert either liability at a market rate of exchange for the purpose of set-off. Any exercise by Centessa of its rights under this clause 17 shall not limit or affect any other rights or remedies available to it under this Deed or otherwise. 18. NO PARTNERSHIP Nothing in this Deed is intended to or shall be construed as establishing or implying any partnership of any kind between the parties. 19. ASSIGNMENT AND TRANSFER 19.1 Subject to clauses 19.3 and 19.4, this Deed is personal to the parties and no party shall: (a) assign any of its rights under this Deed; (b) transfer any of its obligations under this Deed; (c) sub-contract or delegate any of its obligations under this Deed; or (d) charge or deal in any other manner with this Deed or any of its rights or obligations. 19.2 Subject to clauses 19.3 and 19.4, any purported assignment, transfer, sub-contracting, delegation, charging or dealing in contravention of clause 19.1 shall be ineffective. 19.3 A Participant’s rights under this Deed shall be assigned automatically to their Personal Representative on death and the Personal Representative shall notify Centessa of such assignment as soon as reasonably practical. 19.4 A Participant or their Personal Representative can assign any rights under this Deed with consent in writing from Centessa and on such terms and as determined by Centessa in its absolute discretion (save that in the case of a Personal Representative, Centessa’s consent shall not be unreasonably withheld, conditioned or delayed provided that the obligations and/or liability of Centessa is not increased as a result of the assignment). 20. RIGHTS OF THIRD PARTIES This Deed does not confer any rights on any person or party (other than the parties) pursuant to the Contracts (Rights of Third Parties) Act 1999. 21. COUNTERPARTS; NO ORIGINALS This Deed may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement. The exchange of a fully executed version of this Deed (in counterparts or otherwise) by electronic transmission (including pdf or other digital format including any electronic signature complying with the Electronic Signatures in Global and National Commerce Act 2000, e.g., www.docusign.com) and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes and shall be sufficient to bind the parties to the terms and conditions of this Deed. No exchange of original signatures is necessary.

21 22. NOTICES 22.1 To be valid, any communication and/or information to be given in connection with this Deed must be in writing in English and either be delivered by hand or sent by first class post, email or other electronic form: (a) to any body corporate which is a party at its registered office; or (b) to any Participant at the address of that Participant shown in Schedule 1, or in each such case such other address as the recipient may notify to the other parties for such purpose in accordance with this clause 22 (Notices). 22.2 A communication sent according to clause 22.1 shall be deemed to have been received: (a) if delivered by hand, at the time of delivery; (b) if sent by pre-paid first class post, on the second day after posting; or (c) if sent by email or other electronic form, at the time of completion of transmission by the sender; except that if a communication is received between 17:30 on a Business Day and 09:30 on the next Business Day, it shall be deemed to have been received at 09:30 on the second of such Business Days. 23. SEVERANCE 23.1 If any provision of this Deed is held to be invalid or unenforceable by any judicial or other competent authority, all other provisions of this Deed will remain in full force and effect and will not in any way be impaired. 23.2 If any provision of this Deed is held to be invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted or modified, the provision in question will apply with the minimum modifications necessary to make it valid and enforceable. 24. GOVERNING LAW This Deed (and any dispute or claim relating to it or its subject matter (including non-contractual claims)) is governed by and is to be construed in accordance with English law. 25. JURISDICTION The parties irrevocably agree that the courts of England and Wales shall have exclusive jurisdiction to settle any claim, dispute or issue (including non-contractual claims) which may arise out of or in connection with this Deed. [Intentionally left blank, the schedules and the signature pages follow.]

22 SCHEDULE 1 : THE INITIAL PARTICIPANTS

23 SCHEDULE 2 : DEED OF ADHERENCE DATE PARTIES By [Insert details of the New Participant] (the “New Participant”) INTRODUCTION (A) By an Agreement dated 23 January 2021 (the “Agreement”) (as novated and amended and restated pursuant to a deed of novation and amendment and restatement dated [•] 2024) concerning, made between the Participants and Centessa (as those expressions are defined in the Agreement) the parties have agreed to incentivise the Participants to reach certain milestones and/or achieve a Partial Sale and/or an Exit. Centessa and the Participant Majority have now agreed that, the New Participant shall become a Participant in the meaning of the Agreement conditional upon the New Participant entering into this Deed of Adherence. (B) The New Participant wishes to become a Participant and benefit from the Success Payments by entering into this Deed of Adherence in accordance with the Agreement. (C) Capitalised terms used but not defined otherwise in this Deed of Adherence shall have the meaning assigned to them in the Agreement. OPERATIVE PROVISIONS 1. The New Participant undertakes to and covenants with all the parties to the Agreement from time to time (including any person who enters into a Deed of Adherence pursuant to the Agreement whether before or after this Deed of Adherence is entered into) to comply with the provisions of and to perform all the obligations in the Agreement in so far as they remain to be observed and performed, as if the New Participant had been an original party to the Agreement as an Initial Participant. 2. The New Participant’s Pro Rata Entitlement shall be [●] [and the New Participant shall be classified as a Key Manager]. 3. Except as expressly varied by this Deed of Adherence, the Agreement shall continue in full force and effect, and the Agreement shall be interpreted accordingly. 4. The interpretation provisions and the provisions of clauses 9 (Costs and expenses), 12 (Entire Agreement), 14 (Amendments), 19 (Counterparts; No Originals), 20 (Notices), 22 (Governing Law) and 23 (Jurisdiction) of the Agreement shall apply to this Deed of Adherence as if those provisions had been set out expressly in this Deed of Adherence, which shall take effect from the date set out above. 5. This Deed of Adherence is executed as a deed by the parties and is delivered and takes effect on the date at the beginning of this Deed of Adherence. [Signature block to be inserted.]

DocuSign Envelope ID: 3E4EC299-9A47-4BF2-9E9B-9DF1EA9D7EF2

This Deed has been executed and delivered as a deed on the date shown on the first page.

Executed and delivered as a DEED by CENTESSA PHARMACEUTICALS (UK) LIMITED	)))	DocuSigned by: David Chao 97143E1CBD294F5... Director
In the presence of:		
Signature of Witness		DocuSigned by: Julia Zeitlinger 0FB251C8A251442...
Name of Witness		Julia Zeitlinger
Address of Witness		5265 Sunset Dr
Occupation of Witness		Biologist

Executed and delivered as a DEED by WILLIAM J FINLAY	)))	Signature
In the presence of:		
Signature of Witness		
Name of Witness		
Address of Witness		
Occupation of Witness		

Executed and delivered as a DEED by JAMES COLEMAN	)))	Signature
In the presence of:		
Signature of Witness		
Name of Witness		
Address of Witness		
Occupation of Witness		

26

DocuSign Envelope ID: 21C2D864-B45A-4C86-B234-12C0F8219E20

This Deed has been executed and delivered as a deed on the date shown on the first page.

Executed and delivered as a DEED by CENTESSA PHARMACEUTICALS (UK) LIMITED	)))	______________________ Director
In the presence of:		
Signature of Witness		______________________
Name of Witness		______________________
Address of Witness		______________________
Occupation of Witness		______________________

Executed and delivered as a DEED by WILLIAM J FINLAY	)))	DocuSigned by: William JJ Finlay 524D86655EFF41C... Signature
In the presence of:		
Signature of Witness		DocuSigned by: Gina Porreco F50003EC0232468...
Name of Witness		Gina Porreco
Address of Witness		4 Cleveden Drive, Glasgow, G12 0SE, UK
Occupation of Witness		Director

Executed and delivered as a DEED by JAMES COLEMAN	)))	______________________ Signature
In the presence of:		
Signature of Witness		______________________
Name of Witness		______________________
Address of Witness		______________________
Occupation of Witness		______________________

26

DocuSign Envelope ID: 72895FCF-680F-415E-9CF6-277C6E52AC6F

This Deed has been executed and delivered as a deed on the date shown on the first page.

Executed and delivered as a DEED by )
CENTESSA PHARMACEUTICALS )
(UK) LIMITED ) ______________________

Director

In the presence of:

Signature of Witness ______________________

Name of Witness ______________________

Address of Witness ______________________

Occupation of Witness ______________________

Executed and delivered as a DEED by )
WILLIAM J FINLAY )
) ______________________

Signature

In the presence of:

Signature of Witness ______________________

Name of Witness ______________________

Address of Witness ______________________

Occupation of Witness ______________________

Executed and delivered as a DEED by )
JAMES COLEMAN ) DocuSigned by: 12E410978256488...

Signature

In the presence of:

Signature of Witness DocuSigned by: A3411234D4A9404...

Name of Witness Lynne Coleman

Address of Witness Lynne Coleman

Occupation of Witness Wellesley la route de Sausmarez guernsey gy4 6se

26

27 Executed and delivered as a DEED by CENTESSA PHARMACEUTICALS PLC ) ) ) __________________________________ Director In the presence of: Signature of Witness Name of Witness Address of Witness Occupation of Witness _________________________________ __________________________________ __________________________________ __________________________________ DocuSign Envelope ID: ABF17073-0984-45CC-9AB9-3EC59AEE8C61 Physician 44 Carisbrooke Rd Wellesley Hill, MA 02481 Richa Saha